EXHIBIT
                                      10.6


                            Eat at Joe's U. of P.,Inc
                                t/a Eat at Joe's
 Walnut Mall Shopping Center - Philadelphia, Pennsylvania - Philadelphia County
                                  4000 sq. ft.

                             UCA Realty Group, Inc.
                           Pollack, Meyers & Rosenblum
                                David L. Pollack
                         37th Floor Bell Atlantic Tower
                                1717 Arch Street
                      Philadelphia, Pennsylvania 19103-2793
                                 (215) 994-5522

Lease Commencement Date      Rent Commencement Date           Termination Date
  November 1, 1997              January 1, 1998               December 31, 2008

RENEWAL OPTION: T holds option to renew for 1 (one) period of 5 (five) years. ABR will increase to $25.00 sq. ft., Breakpoint to $2,000,000.00 and percentage to 10% if excercised.

EARLY TERMINATION OPTION:
FINANCIAL INFORMATION:

Security Deposit:             -0-

Base Rent:                                                   Years 1-10
                             Monthly:                        $6,666.67
                             Annual:                        $80,000.00
                             Square Foot:                       $20.00

Percentage Rent:             Break Point:                $1,600,000.00
                             Percentage:                       5%

Common Area Maintenance: T's Proportionate Share of Operating Expenses: LL to make a reasonable estimate of expenses, and T's share, then divide 12, and paid monthly.1

Food Court Maintenance:

Marketing/ Advertising/ Promotional Fees/ Merchant's Association:

Utility Service Charge: T responsible for maintenance, repair, and replacement of the plumbing, electrical, HVAC and mechanical systems; T responsible for electricity, utilities, sewer and water charges / rents and other services provided to the Leased premises.

Construction Allowance/ Rent Concession: T to receive $250,000.00 to be applied toward renovations, $51,133 upon approval of plans, $51,133 upon 50% completion of project, $51,134 upon the later of completion, commencement , or waiver of lien, and $96,600 to be applied to abatement of rent for first year.

Other Pass-Through Charges: 10.10% of Real Estate Taxes for Complex; T to pay use and occupance taxes; T's own taxes; T's Insurance; Pre-opening services:
$1.00 sq. Ft.; Weekly Extermination Contract; T to provide its own janitorial, cleaning and char services.

Department Store:                  Expansion Rent Decreases:

RADIUS RESTRICTIONS:

ASSIGNMENT/SUBLETTING:                 Conformed

GUARANTOR:                             E.A.J. Holding Corp.
                                       1415 Rt. 70 East, Suite 412
                                       Cherry Hill, New Jersey 08034

GUARANTOR LIMITATIONS:                 Expires at 11:59 p.m. of the last day of
                                       the 4th Lease year.


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1    The amount determined shall not increase more then 5% over that paid in the previous year.